UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.   20549

FORM 8-K/A

AMENDMENT NO. 1

TO CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  February 5, 2003

SAFENET, INC.

(Exact Name of Registrant as Specified in Charter)

8029 Corporate Drive, Baltimore, Maryland  21236

(Address of principal executive offices)

Delaware	0-20634	52-1287752
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Registrant’s telephone number, including area code: (410) 931-7500

(Former Name or Former Address, if Changed Since Last Report)

Item 2.                                                          Acquisition or Disposition of Assets.

On February 5, 2003, SafeNet, Inc., a Delaware corporation (“SafeNet”), completed its acquisition of Cylink Corporation, a California corporation (“Cylink”), in accordance with the Agreement and Plan of Reorganization dated October 30, 2002 (the “Merger Agreement”) by and among SafeNet, Sapphire Acquisition Corp., a California corporation and wholly-owned subsidiary of SafeNet (“Acquisition Corp”), and Cylink.  The acquisition and the Merger Agreement was approved by the shareholders of Cylink and SafeNet, respectively, at meetings held on February 5, 2003.  Pursuant to the Merger Agreement, Acquisition Corp. was merged with and into Cylink and Cylink became a wholly-owned subsidiary of SafeNet.

On February 11, 2003, SafeNet filed a Current Report on Form 8-K stating that it had completed the acquisition and that the financial statements and pro forma financial information required under Item 7 would be filed on or before April 21, 2003.  This amended Current Report on Form 8-K contains the required financial statements and pro form financial information.

Item 7.                                                          Financial Statements and Exhibits.

(a)                                 Financial Statements of Business Acquired.

Audited financial statements of Cylink Corporation at December 31, 2001 and 2002, and for each of the three years in the period ended December 31, 2002, including notes thereto, are attached as Exhibit 99.3 hereto.

(b)                                Pro Forma Financial Information.

Unaudited pro forma consolidated condensed balance sheet as of December 31, 2002 and unaudited pro forma consolidated statement of operations for the year ended December 31, 2002, including notes thereto, are attached as Exhibit 99.4 hereto.

(c)                                 Exhibits

Exhibit 2.1

Agreement and Plan of Reorganization dated October 30, 2002 by and among SafeNet, Inc., Sapphire Acquisition Corp. and Cylink Corporation (incorporated by reference to Exhibit 2.1 to SafeNet Inc.’s Registration Statement on Form S-4 (Registration No. 333-101577).

Exhibit 23.1	Consent of Deloitte & Touche LLP, Independent Auditors.
Exhibit 99.1	Press Release.*
Exhibit 99.2	Press Release.*
Exhibit 99.3	Audited financial statements of Cylink Corporation at December 31, 2001 and 2002, and for each of the three years in the period ended December 31, 2002, including notes thereto.
Exhibit 99.4

Unaudited pro forma consolidated condensed balance sheet as of December 31, 2002 and unaudited pro forma consolidated statement of operations for the year ended December 31, 2002, including notes thereto.

*                                         Previously filed

SIGNATURES

                                                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAFENET, INC.

By:	/s/ Anthony A. Caputo
Anthony A. Caputo
Chief Executive Officer

Date:                                April 21, 2003

EXHIBIT INDEX

Exhibit Number	Description
2.1

Agreement and Plan of Reorganization dated October 30, 2002 by and among SafeNet, Inc., Sapphire Acquisition Corp. and Cylink Corporation (incorporated by reference to Exhibit 2.1 to SafeNet Inc.’s Registration Statement on Form S-4 (Registration No. 333-101577.)

23.1	Consent of Deloitte & Touche LLP, Independent Auditors

99.1	Press Release*.

99.2	Press Release*

99.3	Audited financial statements of Cylink Corporation at December 31, 2001 and 2002, and for each of the three years in the period ended December 31, 2002, including notes thereto.

99.4

Unaudited pro forma consolidated condensed balance sheet as of December 31, 2002 and unaudited pro forma consolidated statement of operations for the year ended December 31, 2002, including notes thereto.

*                                         Previously filed